UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
March 9, 2015

LRI Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-173579	20-5894571
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3011 Armory Drive, Suite 300
Nashville, Tennessee  37204
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:
(615) 885-9056

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01             CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Executive officers of LRI Holdings, Inc, and the Audit Committee of the Board of Directors of LRI Holdings, Inc. (the “Company”) have completed a competitive process to review the appointment of the Company’s independent registered public accounting firm for the fiscal year ending August 2, 2015. The Company invited several firms to participate in this process, including the incumbent firm.

As a result of this process and following careful deliberation, on March 9, 2015, the Company notified Deloitte & Touche LLP (“Deloitte”), that it had determined to dismiss Deloitte as the Company’s independent registered public accounting firm, effective as of March 13, 2015. On March 13, 2015, the Company appointed Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm.

Deloitte’s reports on the Company’s consolidated financial statements for the years ended July 28, 2013 and August 3, 2014 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and the subsequent interim periods preceding Deloitte’s dismissal, there were:
(i) no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K) between Deloitte and the Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference thereto in its report on the consolidated financial statements for the relevant fiscal year; and
(ii) no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K), other than the material weakness in the Company’s internal controls over financial reporting that was previously reported on our Form 10-K for the fiscal year ended August 3, 2014.

The Company has provided Deloitte with a copy of this Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (“SEC”) and requested Deloitte to furnish to the Company a letter addressed to the SEC stating that it agrees with the statements made above. A copy of Deloitte’s letter dated March 13, 2015 is attached as Exhibit 16.1 to this Form 8-K.

During the Company’s two most recent fiscal years and the subsequent interim periods preceding Grant Thornton’s engagement, neither the Company nor anyone on its behalf consulted Grant Thornton regarding either:

(i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company by Grant Thornton that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or
(ii) any matter that was the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

16.1	Letter from Deloitte & Touche LLP addressed to the Securities and Exchange Commission, dated as of March 13, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 13, 2015	LRI Holdings, Inc.

		By:	/s/ Nicole A. Williams
Nicole A. Williams
Vice President of Finance and Secretary
(Duly Authorized Officer and Principal Financial Officer)

EXHIBIT INDEX

Exhibit	Description
16.1	Letter from Deloitte & Touche LLP addressed to the Securities and Exchange Commission, dated as of March 13, 2015

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